Exhibit 10.5

Compensation Agreement

Party A:	Dalian Victory Plaza Development Co., Ltd.
Party B:	Chang Xiuhua
Signing Date:	December 30, 2019

Party A: Dalian Victory Plaza Development Co., Ltd.

Address: No. 28, Victory Plaza, Zhongshan District, Dalian, Liaoning

Legal Representative: Guan Mengda

Party B: Chang Xiuhua

ID No.: 210921196410067548

Whereas: in the past friendly cooperative relationship between the two parties, Party A provided Party B with stores of Dalian Victory Plaza of an area of 137.79 m2 as a mortgage guarantee for a loan of RMB 5 million Yuan in Dalian Jinzhou Lianfeng Rural Bank Co., Ltd. on May 19, 2017. Up to now, Party B has not repaid the above loan or replaced the collateral as required by Party A. It has a serious adverse impact on the operation and management of our company. Considering that Party B is unable to repay and replace the collateral at present, in order to protect Party A’s legitimate rights and interests from loss, now Party A and Party B have reached the following agreement on matters related to Party A’s provision of assets to Party B for bank mortgage loan through full consultation:

I.	According to the agreement between Party A and Party B, Party A’s assets shall be mortgaged and guaranteed by Party B in the bank only until December 31, 2020. Upon maturity, Party B shall replace the collateral or repay the bank loan to release the assets.
II.	Compensation. Party B agrees to compensate Party A with 1% of the loan amount of 5 million Yuan, which is 50,000.00 Yuan (in words: RMB FIFTY THOUSAND YUAN only).
III.	The payment method and time of compensation: it shall be paid in one time before May 30, 2020. Overdue payment will be charged as per 5% of the amount per day. The information of the collection account designated by Party A is as follows:
Account name: Dalian Victory Property Management Co., Ltd.
Bank name: Bank of Harbin, Dalian Zhongshan Subbranch
Account No.: 1291015045594353
IV.	Breach of contract, if Party B fails to repay to the bank or replace the collateral within the time limit stipulated by Party A, Party B shall not only compensate Party A for the loan amount in the bank, but also pay Party A 1% of the loan amount as liquidated damages.
V.	The agreement shall come into force after being signed and sealed by both parties. Party A and Party B shall fully perform the obligations stipulated in this agreement, and any party who fails to perform or fails to fully perform the obligations stipulated in this Agreement shall bear corresponding liabilities for breach of contract.
VI.	After this agreement is signed with written consent of both parties, if there is any supplement or modification, a supplementary agreement can be signed separately.
VII.	In case of any dispute during the performance of this agreement, both parties shall settle it through negotiation; if the negotiation fails, it can be submitted to the people’s court where Party A is located for arbitration.
VIII.	This Agreement is made in duplicate, one copy respectively for each party.

Annex: “Detailed List of Collaterals”

Party A: Dalian Victory Plaza Development Co., Ltd. (seal)

Seal (signature):

Party B: Chang Xiuhua (signature)

Seal (signature):

Detailed List of Collaterals

No.	Name of Collateral	House No.	Ownership Certificate No.	Property Owner	Location	Area (m2)
1	House	B2FD051	Liao (2017) DLSNSQBDCQ No. 00094200	Dalian Victory Plaza Development Co., Ltd.	No. D051, B2F, No. 28, Victory Plaza, Zhongshan District	22.42
2	House	B1FB193	Liao (2017) DLSNSQBDCQ No. 00094194	Dalian Victory Plaza Development Co., Ltd.	No. B193, B1F, No. 28, Victory Plaza, Zhongshan District	16.52
3	House	B1FB187	Liao (2017) DLSNSQBDCQ No. 00094213	Dalian Victory Plaza Development Co., Ltd.	No. B187, B1F, No. 28, Victory Plaza, Zhongshan District	16.39
4	House	B1FB100	Liao (2017) DLSNSQBDCQ No. 00094203	Dalian Victory Plaza Development Co., Ltd.	No. B100, B1F, No. 28, Victory Plaza, Zhongshan District	29.78
5	House	B1FB186	Liao (2017) DLSNSQBDCQ No. 00094210	Dalian Victory Plaza Development Co., Ltd.	No. B186, B1F, No. 28, Victory Plaza, Zhongshan District	16.39
6	House	B2FC104	Liao (2017) DLSNSQBDCQ No. 00094186	Dalian Victory Plaza Development Co., Ltd.	No. C104, B2F, No. 28, Victory Plaza, Zhongshan District	29.79
7	House	5143	Liao (2017) DLSNSQBDCQ No. 00094174	Dalian Victory Plaza Development Co., Ltd.	No. 5143, M1F, No. 28, Victory Plaza, Zhongshan District	6.5
Total						137.79